HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 – PremierSolutions Standard (Series A)

Supplement dated November 17, 2016 to your Prospectus

FUND NAME CHANGES

1.                                    AB Growth and Income Fund – Class A

Effective January 9, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

AB Growth and Income Fund – Class A	AB Relative Value Fund – Class A

2.                                    PIMCO Total Return Fund III – Class Admin

Effective January 6, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

PIMCO Total Return Fund III – Class Admin	PIMCO Total Return ESG Fund – Class Admin

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.